UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 23, 2012

DiamondRock Hospitality Company

(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center, Suite 1500

Bethesda, MD 20814

(Address of Principal Executive Offices) (Zip Code)

(240) 744-1150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

On March 23, 2012, DiamondRock Hospitality Company (the “Company”) completed the sale of a three-hotel portfolio to Inland American, an unaffiliated third party, for a contractual sales price of $262.5 million. The 1,422-room portfolio consists of the 409-room Griffin Gate Marriott Resort and Spa in Lexington, Kentucky, the 521-room Renaissance Waverly in Atlanta, Georgia, and the 492-room Renaissance Austin in Austin, Texas. The Company received net cash proceeds of $93.1 million and the buyer assumed $97 million of mortgage debt secured by the Renaissance Waverly and $83 million of mortgage debt secured by the Renaissance Austin. As part of the sale, the Company received approximately $10 million for hotel working capital and cash previously held in restricted escrow accounts, net of closing costs.

There are no material relationships between the buyer and the Company or any of its affiliates, or any director or officer of the Company, or any associate of any such director or officer, other than in respect of the sale of the hotel portfolio.

ITEM 7.01. Regulation FD Disclosure

On March 26, 2012, the Company issued a press release reporting the sale of the three-hotel portfolio. A copy of that press release is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and is incorporated by reference herein. The press release has also been posted in the investor relations/press releases section of its website at www.drhc.com.

The information in this Item 7.01 of this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

ITEM 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Financial Information

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2011

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2011

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2011

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2011

(d)	Exhibits.

See Index to Exhibits attached hereto.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The Company’s historical financial information as of and for the year ended December 31, 2011 was derived from its audited historical financial statements. The following unaudited pro forma financial information gives effect to the following transactions:

•

The portfolio sale of the Griffin Gate Marriott Resort and Spa, Renaissance Waverly and Renaissance Austin for a contractual sales price of $262.5 million, which includes the buyer’s assumption of $97 million of mortgage debt secured by the Renaissance Waverly and $83 million of mortgage debt secured by the Renaissance Austin;

•	The Company’s acquisitions of the JW Marriott Denver at Cherry Creek, Radisson Lexington Hotel New York, and Courtyard Denver Downtown;

•

The assumption of $42.4 million of mortgage debt in conjunction with the acquisition of the JW Marriott Denver at Cherry Creek and $27.2 million of mortgage debt in conjunction with the acquisition of the Courtyard Denver Downtown;

•	The prepayment of $27.2 million of mortgage debt secured by the Courtyard Denver Downtown;

•	The Company’s borrowing of $100 million of mortgage debt secured by the Hilton Minneapolis;

•	The Company’s borrowing of $170.4 million of mortgage debt secured by the Radisson Lexington Hotel New York;

•	The amendment to the Company’s $200 million senior unsecured credit facility;

•	The repayment of the $100 million outstanding under the Company’s senior unsecured credit facility; and

•	The Company’s follow-on public offering of 12,418,662 shares of common unsecured stock at a public offering price of $12.15 per share.

The unaudited pro forma consolidated balance sheet as of December 31, 2011 is presented as if these transactions had occurred on December 31, 2011. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2011 is presented as if these transactions had occurred on January 1, 2011.

The unaudited pro forma financial information and related notes are presented for informational purposes only and do not purport to represent what the Company’s results of operations would actually have been if the transactions had in fact occurred on the dates discussed above. They also do not project or forecast the Company’s financial position or results of operations for any future date or period.

The unaudited pro forma financial information should be read together with the historical financial statements and notes thereto and with the information set forth under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. The pro forma adjustments are based on available information and upon assumptions that management believes are reasonable. However, the Company cannot assure you that actual results would not differ from the pro forma information and perhaps in material and adverse ways.

DIAMONDROCK HOSPITALITY COMPANY

Unaudited Pro Forma Consolidated Balance Sheet

As of December 31, 2011

(in thousands)

		A	B
	Historical	Portfolio Sale	Debt Financing	Pro Forma

ASSETS

Property and equipment, at cost	$2,667,682	$—	$—	$2,667,682
Less: accumulated depreciation	(433,178)	—	—	(433,178)

	2,234,504	—	—	2,234,504

Assets held for sale	263,399	(263,399)	—	—
Restricted cash	53,871	—	1,333	55,204
Due from hotel managers	50,728	—	—	50,728
Note receivable	54,788	—	—	54,788
Favorable lease assets, net	43,285	—	—	43,285
Prepaids and other assets	65,900	—	—	65,900
Cash and cash equivalents	26,291	93,123	37,841	157,255
Deferred financing costs, net	5,869	—	4,160	10,029

Total assets	$2,798,635	$(170,276)	$43,334	$2,671,693

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:

Mortgage debt	$762,933	$—	$143,155	$906,088
Mortgage debt of assets held for sale	180,000	(180,000)	—	—
Senior unsecured credit facility	100,000	—	(100,000)	—

Total debt	1,042,933	(180,000)	43,155	906,088

Deferred income related to key money, net	24,593	—	—	24,593
Unfavorable contract liabilities, net	81,914	—	—	81,914
Due to hotel managers	41,676	—	—	41,676
Liabilities of assets held for sale	3,805	(3,805)	—	—
Dividends declared and unpaid	13,594	—	—	13,594
Accounts payable and accrued liabilities	87,963	—	—	87,963

Total other liabilities	253,545	(3,805)	—	249,740

Stockholders’ Equity:

Preferred stock	—	—	—	—
Common stock	1,675	—	—	1,675
Additional paid-in capital	1,708,427	—	—	1,708,427
Accumulated deficit	(207,945)	13,529	179	(194,237)

Total stockholders’ equity	1,502,157	13,529	179	1,515,865

Total liabilities and stockholders’ equity	$2,798,635	$(170,276)	$43,334	$2,671,693

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of December 31, 2011

The accompanying unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2011 is based on the Historical Consolidated Balance Sheet as of December 31, 2011, as adjusted to assume that the following transactions that occurred after December 31, 2011 occurred on December 31, 2011:

•

The portfolio sale of the Griffin Gate Marriott Resort and Spa, Renaissance Waverly and Renaissance Austin for $262.5 million, which includes the buyer’s assumption of $97 million of mortgage debt secured by the Renaissance Waverly and $83 million of mortgage debt secured by the Renaissance Austin;

•	The prepayment of $27.2 million of mortgage debt secured by the Courtyard Denver Downtown;

•	The Company’s borrowing of $170.4 million of mortgage debt secured by the Radisson Lexington Hotel New York; and

•

The repayment of the amount outstanding under the Company’s senior unsecured credit facility with a portion of the proceeds from the $170.4 million of mortgage debt secured by the Radisson Lexington Hotel New York.

In management’s opinion, all material adjustments to reflect the effects of the preceding transactions have been made. The accompanying unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2011 is presented for illustrative purposes only and is not necessarily indicative of what the Company’s actual financial position would have been had the transactions described above occurred on December 31, 2011 nor does it purport to represent the Company’s future financial position.

Notes and Management Assumptions:

A	Reflects the portfolio sale of the Griffin Gate Marriott Resort and Spa, Renaissance Waverly and Renaissance Austin as follows:

•	Sale of assets with a net book value of $263.4 million

•	Assignment of mortgage debt with an aggregate principal amount of $180.0 million and assumption of other liabilities of $3.8 million

•	Net proceeds of $93.1 million

B	Reflects the following debt financing transactions:

•	The prepayment of $27.2 million of mortgage debt secured by the Courtyard Denver Downtown

•	The borrowings under the $170.4 million of mortgage debt secured by the Radisson Lexington Hotel New York

•	The repayment of $100 million in outstanding borrowings under the Company’s senior unsecured credit facility as of December 31, 2011

DIAMONDROCK HOSPITALITY COMPANY

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2011

(in thousands, except share and per share amounts)

		C	C	C	D	E	F
	Historical	JW Marriott Cherry Creek	Radisson Lexington	Courtyard Denver	Depreciation Adjustment	TRS Income Taxes	Debt Financing	Pro Forma

REVENUES:
Rooms	$441,514	$4,033	$17,251	$4,169	$—	$—	$—	$466,967
Food and beverage	165,114	2,229	224	—	—	—	—	167,567
Other	31,602	295	873	323	—	—	—	33,093

Total revenues	638,230	6,557	18,348	4,492	—	—	—	667,627

OPERATING EXPENSES:
Rooms	118,701	815	6,177	866	—	—	—	126,559
Food and beverage	117,205	1,603	133	—	—	—	—	118,941
Management fees	22,031	148	459	90	—	—	—	22,728
Other hotel expenses	228,559	2,535	6,573	1,727	—	—	—	239,394
Depreciation and amortization	87,259	—	—	—	5,464	—	—	92,723
Hotel acquisition costs	2,521	—	—	—	—	—	—	2,521
Corporate expenses	21,247	—	—	—	—	—	—	21,247

Total operating expenses	597,523	5,101	13,342	2,683	5,464	—	—	624,113

OPERATING INCOME (LOSS)	40,707	1,456	5,006	1,809	(5,464)	—	—	43,514

Interest income	(614)	—	—	—	—	—	—	(614)
Interest expense	45,406	—	—	—	—	—	6,805	52,211

Total other expenses	44,792	—	—	—	—	—	6,805	51,597

(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(4,085)	1,456	5,006	1,809	(5,464)	—	(6,805)	(8,083)

Income tax expense	3,655	—	—	—	—	165	—	3,820

(LOSS) INCOME FROM CONTINUING OPERATIONS	$(7,740)	$1,456	$5,006	$1,809	$(5,464)	$(165)	$(6,805)	$(11,903)

Calculation of Basic and Diluted EPS (G):

Loss from continuing operations								$(11,903)
Weighted average number of shares								167,386,801

Basis and diluted loss per share								$(0.07)

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2011

The accompanying unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2011 is based on the Historical Consolidated Statement of Operations for the year ended December 31, 2011, as adjusted to assume that the following transactions occurred on January 1, 2011:

•	The acquisition of the JW Marriott Denver at Cherry Creek for approximately $74.2 million;

•	The acquisition of the Radisson Lexington Hotel New York for approximately $336.8 million;

•	The acquisition of the Courtyard Denver Downtown for approximately $46.2 million;

•

Interest expense on the $42.4 million of mortgage debt assumed in conjunction with the acquisition of the JW Marriott Denver at Cherry Creek and the prepayment of the $27.2 million of mortgage debt assumed in conjunction with the acquisition of the Courtyard Denver Downtown;

•	Interest expense on the fixed-rate $100 million of mortgage debt secured by the Hilton Minneapolis;

•	Interest expense on the variable-rate $170.4 million of mortgage debt secured by the Radisson Lexington Hotel New York; and

•	The offering of 12,418,662 shares of the Company’s common stock at a public offering price of $12.15 per share.

The Historical Consolidated Statement of Operations for the year ended December 31, 2011 has not been adjusted for the portfolio sale of the Griffin Gate Marriott Resort and Spa, Renaissance Waverly and Renaissance Austin as the operating results for these hotels were previously reported in discontinued operations in the historical financial statements.

In management’s opinion, all material adjustments to reflect the effects of the preceding transactions have been made. The accompanying unaudited Pro Forma Consolidated Statement of Operations for the period from January 1, 2011 to December 31, 2011 is presented for illustrative purposes only and is not necessarily indicative of what the Company’s actual results of operations would have been had the transactions described above occurred on January 1, 2011 nor does it purport to represent the Company’s future financial position or results of operations.

Notes and Management Assumptions:

C	Reflects the adjustment to record the pre-acquisition unaudited revenues and operating expenses of the JW Marriott Denver at Cherry Creek, Radisson Lexington Hotel New York and Courtyard Denver Downtown.

D	Reflects the adjustment to record the depreciation and amortization resulting from the acquisitions of the JW Marriott Denver at Cherry Creek, Radisson Lexington Hotel New York and Courtyard Denver Downtown, as follows (in thousands):

Hotel
JW Marriott Denver at Cherry Creek	$684
Radisson Lexington Hotel New York	4,220
Courtyard Denver Downtown	560

Total	$5,464

E	Reflects the adjustment to record the pro forma income tax provision of the Company’s taxable REIT subsidiary (TRS) assuming the TRS leases were in place on January 1, 2011. The pro forma income tax provision was calculated using the TRS’ 2011 effective income tax rate of 40.32%.

F	Reflects the adjustment to include interest expense incurred on the new mortgage debt secured by the Hilton Minneapolis and Radisson Lexington New York and the assumption of the mortgage debt secured by the JW Marriott Denver at Cherry Creek. Interest expense is also adjusted to reflect the repayment of the $100 million outstanding on the Company’s corporate credit facility and the prepayment of the mortgage debt secured by the Courtyard Denver Downtown. The adjustment also reflects the amendment to the Company’s corporate credit facility and the amortization of deferred financing costs and the debt premium related to the assumption of the mortgage debt related to the JW Marriott Denver at Cherry Creek. The adjustment to interest expense is comprised of the following (in thousands):

Interest on new mortgage debt	$8,462
Interest on assumed mortgage debt	969
Interest on repaid mortgage debt	(635)
Interest on repaid credit facility	(1,991)

Total	$6,805

G	Reflects the adjustment to weighted average shares to assume the Company’s follow-on public offering of 12,418,662 shares of common stock occurred on January 1, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: March 26, 2012	By:	/s/ William J. Tennis
William J. Tennis
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 26, 2012